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                             OFFICE BUILDING LEASE

     THIS LEASE, made and entered into this 14th day of July, 1993, by and between John Joe and Marlene M. Ricketts, husband and wife, hereinafter called "Landlord", and TransTerra Co. a Nebraska corporation, hereinafter called "Tenant".


                              W I T N E S S E T H:

     1. DEMISED PREMISES. Landlord does hereby demise and lease unto Tenant, and Tenant does hereby lease and hire from Landlord, the following described premises situated in Douglas County, Nebraska, to-wit:

     The office building and land located at 4211 South 102nd Street, Omaha, Nebraska, depicted on the survey attached hereto as Exhibit "A" attached and by this reference incorporated herein.

Such demised premises hereinafter are referred to, as the context may require, as the "Premises"; the "Building"; and the "Land".

     2. TERM. The term of this lease shall be for twenty (20) years plus that additional period which shall be necessary to enable the term of this lease to end on the last day of a calendar year and shall commence on the date on which Landlord delivers possession of the Premises to Tenant.

     3. BASE RENT. Tenant agrees to pay to Landlord, without demand, deduction, or setoff, at Omaha, Nebraska, or at such other place as Landlord from time to time may designate in writing, a fixed minimum annual base rent in the amount of Five Hundred Ninety One Thousand Forty and no/100 Dollars ($591,040.00), which sum shall be payable by Tenant in equal consecutive monthly installments of Forty Nine Thousand Two Hundred Fifty Three and 33/100 Dollars ($49,253.33) each, in advance, on the first day of each month during the term of this lease. Rent for any period of less than a calendar month shall be prorated on a daily basis and shall be paid within ten (10) days after the end of the period for which it is due.

     4. PERMITTED USE. Tenant may use and occupy the Premises for an office building and no other purpose. Tenant agrees to conduct its business at all times in a responsible and reputable manner and at all times to comply with all laws, ordinances, and governmental regulations affecting the Premises and its cleanliness, safety, occupancy, and use. Tenant shall not commit or suffer to be committed any waste upon the Premises.

     5. LANDLORD'S COVENANTS. Landlord covenants that it is the owner of the real estate described in paragraph 1 of this lease;


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and that Landlord has full power and authority to make this lease with Tenant.
Landlord further covenants that Tenant, upon the complete and timely payment of all rent and performance of Tenant's other obligations under this lease, shall peacefully and quietly have, hold, and enjoy the occupancy of the Premises throughout the term of this lease or until this lease is sooner terminated in accordance with its provisions without any disturbance from Landlord or anyone claiming by, through, or under Landlord.

     6. MECHANIC'S LIENS. If any mechanic's lien or other lien is filed against the Building or Land or any part thereof for any reason whatsoever by reason of Tenant's acts or omissions or because of a claim against Tenant, then Tenant shall cause each such lien to be cancelled and discharged of record by bond or otherwise within ten (10) days after notice by Landlord and shall hold Landlord harmless from any costs, expenses, damages, or liabilities directly or indirectly resulting from such lien.

     7. MAINTENANCE AND REPAIRS. Landlord, at its expense, shall keep the Premises neat, orderly, safe, and clean and promptly shall make any and all repairs and replacements to the Premises, to the Building and the fixtures and equipment constituting a part thereof, and to the Land which may be required.

     8. ENVIRONMENTAL MATTERS. For purposes of this paragraph "Hazardous Substance" shall have the meaning given to such phrase in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended
(42 USC Section 9601, ET SEQ.) and also shall include any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials which are regulated by any federal, state, or local law, ordinance, rule, regulation, or policy relating to the protection of the environment. For purposes of this paragraph an "Environmental Regulation" is any federal, state, or local law, ordinance, rule, regulation, or policy governing the use, storage, treatment, transportation, manufacture, refinement, handling, production, discharge, emission, or disposal of any Hazardous Substance. Tenant shall not use, store, handle, produce, dispose of, discharge, take any other actions, or allow anyone else to take any of such actions, with respect to any Hazardous Substance in, at, on, or from the Premises in any manner which violates any Environmental Regulation. During the term of this lease and any other periods of Tenant's occupancy of the Premises, Tenant at its expense shall obtain, maintain in effect, and comply with all permits and licenses required by any Environmental Regulation applicable to Tenant or the Premises. Within three (3) business days after Tenant is notified or otherwise becomes aware of any actual or potential violation or alleged violation of any Environmental Regulation involving or relating to the Premises, Tenant shall notify Landlord in writing of such actual or potential violation or alleged violation and promptly shall deliver to Landlord copies of any written materials that Tenant may have or thereafter receive which pertain to or


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purport to give notice of such actual or potential violation or alleged violation. Tenant at its expense promptly shall conduct and complete all investigations, studies, sampling, testing, removal, and other actions necessary to clean up and remove from the Premises any Hazardous Substance which may have been introduced into or upon the Premises during the term of this lease or any other period of occupancy of the Premises by Tenant, all in accordance with and as required by any applicable Environmental Regulation and the orders and directions of federal, state, and local governmental authorities having jurisdiction over the Premises or such actions. Tenant shall provide Landlord and Landlord's agents or representatives with access to the Premises and to Tenant's files and records at all reasonable times for the purpose of verifying Tenant's compliance with the requirements of this paragraph. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature (including but not limited to attorney fees, fees of environmental consultants, and laboratory fees) known or unknown, contingent or otherwise, arising out of or in any way related to the presence, release, threatened release, or disposal of any Hazardous Substance in, upon, or from the Premises or arising out of or in any way related to the violation by Tenant or the Premises of any Environmental Regulation during the term of this lease and any other period of Tenant's occupancy of the Premises. The obligations of Tenant under this paragraph shall survive the termination of this lease and of Tenant's occupancy of the Premises.

     9. SIGNS AND TRADE FIXTURES. Tenant shall not install any signs upon the exterior of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant understands that the Building will be subject to certain architectural and other restrictions, and it shall not be considered to be unreasonable for Landlord to withhold its consent to the installation of any such signs in order to insure compliance with such restrictions. The immediately preceding sentence shall not be deemed in any way to limit Landlord's considerations in determining whether or not to give its consent to the installation of any signs upon the exterior of the Building, and Landlord and Tenant agree that there may be reasonable causes other than such architectural and other restrictions for Landlord to withhold such consent. Tenant may install in or upon the Premises and remove therefrom such trade fixtures as it may deem necessary or appropriate to its business operations; provided, that the removal of such trade fixtures shall cause no material damage to the Premises. Any damage which may be caused to the Premises by the removal of any of Tenant's trade fixtures shall be repaired by Tenant at its expense forthwith upon the removal of any such trade fixtures; provided, that such damage is not caused by the negligence of Landlord or its contractors, agents, servants, employees, or anyone else for whom Landlord may be responsible.


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     10.  ALTERATIONS BY TENANT.  Tenant shall make no alterations or additions whatsoever to the Premises or the Building or to any of the mechanical, electrical, plumbing, heating, air conditioning, sprinkler, or sewer systems serving the Premises or the Building without prior written consent of Landlord, which consent shall not be unreasonably withheld. At the time Landlord's consent to any alterations or additions is sought, Tenant shall submit to Landlord plans and specifications for such work, together with a statement of the estimated cost of such work. All such alterations or additions shall be completed in a good and workmanlike manner with first-class materials. At Landlord's option, any additions or alterations made to the Premises by Tenant shall remain a part of the Premises and be surrendered therewith upon the termination of this lease, or upon the termination of this lease Tenant shall restore the Premises to their original condition at Tenant's expense.

     11. INDEMNIFICATION. Tenant agrees to indemnify Landlord against and to hold Landlord harmless from any and all claims or demands of any third party arising from or based upon any alleged act, omission, or negligence of Tenant or Tenant's contractors, concessionaires, licensees, agents, servants, invitees, employees, or anyone else for whom Tenant may be responsible. In the event that Landlord shall be made a party to any litigation commenced by any third party against Tenant, for which there is no liability on Landlord's part, then Tenant shall indemnify Landlord against and hold Landlord harmless from such litigation and shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation.

     12. PUBLIC LIABILITY INSURANCE. Landlord at its expense at all times during the term of this lease and any other period of occupancy of the Premises by Tenant shall provide and maintain with respect to the Premises general public liability insurance, with both Landlord (and any mortgagee of Landlord) and Tenant as named insureds, which insurance shall provide coverage of not less than $1,000,000 for personal injury and property damage. Upon Tenant's written request Landlord shall furnish to Tenant appropriate certificates evidencing that such insurance is in force.

     13. HAZARD INSURANCE. Landlord at all times during the term of this lease and any other period of occupancy of the Premises by Tenant shall provide and maintain at Landlord's expense with respect to the Building fire and extended coverage insurance to the extent of the replacement cost of the Building, on a not less than eighty percent (80%) co-insurance basis and rent insurance satisfactory to Landlord. Tenant understands and agrees that such insurance will not cover any of Tenant's property, including but not limited to leasehold improvements, in the absence of a prior written agreement between Landlord and Tenant with respect to such coverage.


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     14.  EMPLOYEE PARKING.  Tenant's employees shall park their motor vehicles only in the areas of the parking lot not specifically designated by Landlord for visitors' use.

     15. ASSIGNMENT AND SUBLETTING. Tenant shall have no right to assign this lease (whether voluntarily or by operation of law) or to sublet the Premises without the prior written consent of Landlord, which consent shall not unreasonably be withheld; provided that, notwithstanding Landlord's giving of such consent, Tenant shall remain primarily liable to Landlord for the payment of the rent and the performance of Tenant's obligations under this lease, and in the event that any such sublease approved by Landlord shall provide for the payment of rent in excess of rent payable under this lease, such excess rent shall be paid to Landlord as it becomes due under the terms of such sublease.

     16. ENTRY BY LANDLORD. Landlord shall have the right to enter the Premises at all reasonable hours for the purpose of inspecting the Premises and for all other necessary purposes; provided, that such entry shall not unreasonably interfere with the conduct of Tenant's business. For a period commencing six (6) months prior to the termination of this lease, Landlord may have reasonable access to the Premises for the purpose of exhibiting the Premises to prospective tenants thereof and may display "For Rent" signs on the Premises.

     17. BUILDING OPERATIONS. Landlord shall furnish reasonably adequate heating and air conditioning for the Premises during normal business hours and at such other times as Landlord may deem necessary or desirable for the Building. Landlord shall furnish water and electricity for the Premises; provided, that Tenant shall not install or use any equipment in the Premises which requires unusual or excessive amounts of electricity without Landlord's prior written consent. Landlord shall furnish reasonably adequate janitorial service after normal business hours and during normal business hours on such special occasions as Landlord may deem necessary. Tenant agrees that Landlord shall have the right to discontinue any service above mentioned or any part thereof whenever and during any period for which bills for rent or other services are not promptly paid by Tenant. Tenant further agrees that Landlord shall not be liable for damages, nor shall the rent provided for in this lease be abated, for Landlord's failure to furnish or delay in furnishing any service above mentioned when such failure to furnish, or delay in furnishing, is occasioned, in whole or in part, by reasonably necessary repairs, renewals, or improvements, any strike or labor controversy, any accident or casualty whatever, any unauthorized act or default of any employee of landlord, or nay other cause or causes beyond the reasonable control of Landlord; provided, that Landlord shall follow reasonable maintenance and replacement schedules to maintain the Building and the fixtures and equipment constituting a part thereof in good operating condition.


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     18. DAMAGE BY CASUALTY.  If, during the term of this lease, the Premises shall be so damaged by fire or other casualty as to be rendered wholly or partially untenantable, then the rent shall be abated in proportion to Tenant's loss of use of the Premises while the Premises remain wholly or partially untenantable; and in the event of such damage Landlord shall, within thirty (30) days after such damage, elect whether to repair the Premises or to terminate this lease and notify Tenant in writing of such election. If Landlord elects not to repair the Premises, then this lease shall be deemed to have been terminated as of the date of such damage; but Landlord and Tenant shall fulfill all of their obligations under this lease which accrued on or before the effective date of such termination. If Landlord elects to repair the Premises, then Landlord shall complete such repairs within 270 days after the occurrence of such damages and, upon completion thereof, shall so notify Tenant in writing whereupon Tenant's obligation to pay the full amount of its rent under this lease shall resume as of the date the repaired Premises are made available to Tenant for occupancy.

     19. BANKRUPTCY. In the event that Tenant becomes subject to voluntary or involuntary proceedings under the Bankruptcy Reform Act of 1978 (the "Act"), Landlord shall have all of the rights and remedies which are available to a Landlord under the Act in such event.

     20. HOLDOVER. If Tenant remains in possession of the Premises after the termination of this lease without the execution of a new lease, then Tenant shall be deemed to be occupying the Premises as a tenant from month-to-month, subject to all of the conditions, provisions, and obligations of this lease.

     21. WAIVERS. One or more waivers by Landlord or Tenant of a breach of any covenant or condition by the other of them shall not be construed as a waiver of the subsequent breach of the same covenant or condition, and the consent or approval by Landlord or Tenant to or of any act by either requiring the other's consent or approval shall not be deemed to waive or render unnecessary either party's consent to or approval of any subsequent similar act by the other party.

     22. WAIVER OF CLAIMS. Tenant agrees that (except for the willful misconduct of Landlord and Landlord's agents and employees) Landlord and Landlord's agents and employees shall not be liable for and Tenant hereby waives all claims for damage to persons or property sustained by Tenant or any person claiming by, through, or under Tenant resulting from any accident or occurrence in or upon the Premises or any part of the Building, or Land, including but not limited to claims for damage resulting from (a) any equipment or appurtenances becoming out of repair; (b) injury done or occasioned by fire or wind or other natural condition or event; (c) any defect in or failure of plumbing, heating, sprinkler, or air conditioning equipment, electrical wiring or equipment, gas, water,

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or steam pipes, elevators, stairs, porches, railings, driveways or walks; (d)
broken glass; (a) the backing up of any sewer pipe or downspout; (f) the bursting, leaking, or running over of any tank, tub, washstand, water closet, waste pipe, drain, or any other pipe or tank in, upon, or about the Premises, or the stoppage of any utility service for the purpose of inspecting the system or making repairs thereto; (g) the escape of steam or hot air; (h) water, snow, or ice being upon or coming through the roof, skylight, trap door, stairs, walks, or any other place upon or near the Premises or otherwise; (i) the falling of any fixtures, plaster, or stucco; and (j) any act, omission, or negligence of co-tenants or of other persons or occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property.

     23. NOTICES. Whenever under this lease a provision is made for notice of any kind, such notice and the service thereof shall be deemed sufficient if such notice to Tenant is in writing addressed to Tenant at the Premises, and is delivered personally or sent by certified mail with postage prepaid, and if such notice to Landlord is in writing addressed to Landlord at ________________ ____________________________________ and is delivered personally or sent by certified mail with postage prepaid. Either party may by notice to the other party change the address at which it wishes to receive any notice given under this lease.

     24. RELATIONSHIP OF PARTIES. Nothing contained in this lease shall be deemed or construed by the parties hereto, or by any third party, to create the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

     25. REAL ESTATE TAXES. Landlord agrees to pay, prior to delinquency, the general real estate taxes on the Land and Building whose delinquency dates occur during the term of this lease.

     26. DELAYS IN PERFORMANCE. The performance by Landlord and Tenant of any of their respective obligations or undertakings provided for in this lease (except the payment of rent or any other sums of money payable by Tenant under this lease) shall be excused and no default shall be deemed to exist in the event and so long as the performance of any such obligation or undertaking is prevented, delayed, retarded, or hindered by any act of nature, fire, earthquake, flood, explosion, action of the elements, war, riot, failure of transportation, strikes, lockouts, action of labor unions, condemnation, laws, orders of government or civil or military authorities, inability to procure labor, equipment, facilities, materials or supplies in the open market, or any other cause beyond the control of Landlord or Tenant, as the case may be.


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     27.  DELINQUENT PAYMENTS. If any rent or other sums due and payable by
Tenant under this lease are not paid within ten (10) days after such rent, or other sums are due and payable, then such unpaid base rent, additional rent, or other sums shall bear interest at the rate of twelve (12%) per cent per annum, or, if lower, at the maximum contract interest rate allowable by law from their respective due dates until paid.

     28. DEFAULT. If Tenant defaults in the payment of any rent or other sums due and payable to Landlord under this lease and such default continues for a period of ten (10) days, or if Tenant shall violate or default in the performance of any covenants, agreements, stipulations or other conditions contained herein (other than the payment of rent and other sums payable under this lease) and such violation or default continues for a period of thirty (30) days after written notice of such violation or default has been given by Landlord to Tenant (or, in the case of a default not curable within thirty (30) days, if Tenant shall fail to commence to cure the same within thirty (30) days and thereafter proceed diligently to complete the cure thereof), then
Landlord, at its option, upon fifteen (15) days prior written notice to Tenant may re-enter and repossess the Premises, with or without process of law, and declare this lease terminated and the term of this lease ended forthwith. Landlord may use such force as may be necessary to remove all persons and property then located in the Premises, and Landlord shall not be liable for damages by reason of such re-entry and repossession. Notwithstanding such re-entry and repossession by Landlord, the liability of Tenant for the payment of the rent and other sums due hereunder and for the performance of Tenant's other obligations hereunder for the balance of the term of this lease shall not be relinquished or extinguished; and Landlord at any time may commence such one or more actions as it may deem necessary to collect any sums due from Tenant under this lease. In the event of any such re-entry and repossession, Landlord shall have the right to relet all or any portion of the Premises upon such terms and conditions as Landlord may deem appropriate; and any such reletting shall not relieve Tenant of any of its obligations to Landlord under this lease, except to the extent of any net rentals actually received by Landlord from such reletting after deducting all of Landlord's expenses (including but not limited to legal expenses, brokerage commissions, and the costs of remodeling the Premises so as to render it suitable for reletting) incurred in preparing for and accomplishing such reletting. Tenant further agrees to pay, in addition to the rentals and other sums agreed to be paid hereunder, such additional sums as a court of competent jurisdiction may adjudge reasonable as attorneys' fees in any suit or action resulting in a judgment in favor of Landlord instituted by Landlord to enforce the provisions of this lease or the collection of the rentals or other sums payable by Tenant hereunder.

     29. SHORT-FORM LEASE. Both parties agree not to record this lease; but each party hereto agrees, at the request of the other, to execute a so-called "short form" of lease in form recordable and


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reasonably satisfactory to Landlord's attorneys.  In no event shall such "short form" lease set forth the rental and other charges payable by Tenant under this lease, and any such "short form" lease shall expressly state that it is executed pursuant to the provisions contained in this lease and is not intended to vary the terms and conditions of this lease.

     30. SUBORDINATION. Landlord may assign its rights under this lease as security to the holders of one or more mortgages (which term shall include a mortgage, trust deed, or other encumbrance) now or hereafter in force against all or any part of the Building, or Land. Upon the request of Landlord, Tenant will subordinate its rights hereunder to the lien of one or more mortgages (which term shall include a mortgage, trust deed, and other encumbrance) now or hereafter in force against all or any part of the Building, or Land and to all advances made or hereafter to be made upon the security thereof; provided, that any such mortgage shall provide that the mortgagee, in the event of its acquiring title to the Building or Land, whether through foreclosure, judicial process, or otherwise, shall recognize the validity of this lease and shall honor the rights of Tenant hereunder so long as Tenant (a) is not in default under this lease at the time such mortgagee acquires such title and (b) agrees to attorn to such mortgagee as if it were the original Landlord hereunder.

     31. CUMULATIVE RIGHTS. The rights, options, elections and remedies of both parties contained in this lease shall be cumulative and may be exercised on one or more occasions; and none of them shall be construed as excluding any other or any additional right, priority, or remedy allowed or provided by law.

     32. EMINENT DOMAIN. If the whole of the Premises shall be taken by any public authority under the power of eminent domain, then the lease term shall cease as of the date possession shall be taken by such public authority; and Tenant shall pay rent up to that date with an appropriate refund by Landlord of such rent as shall have been paid in advance for a period subsequent to the date of the taking of possession. If less than twenty-five percent (25%) of the floor space of the Premises shall be so taken, then the lease term shall cease only as to the part taken as of the date possession shall be taken by such public authority, and Tenant shall pay its full rent up to that day with an appropriate refund to Tenant of such rent as may have been paid in advance f or a period subsequent to the date of the taking; and in such event, Landlord at its expense shall make all necessary repairs and alterations to the Premises and the Building so as to constitute the remaining premises a complete architectural unit. If more than twenty-five percent (25%) of the floor space of the Premises shall be so taken, then the lease term shall cease only as to the part so taken from the date possession shall be taken by such public authority, and Tenant shall pay its full rent up to that day with an appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to the date of the taking,


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except that either party shall have the right to terminate this lease upon notice in writing to the other party given within thirty (30) days after such taking of possession; in the event Tenant remains in possession and Landlord does not so terminate, then all of the terms herein provided shall continue in effect except that the Base Rent shall be equitably adjusted, and Landlord shall make all necessary repairs or alterations to the Premises and the Building so as to constitute the remaining premises a complete architectural unit. If more than fifty percent (50%) of the floor space in the Building shall be taken under the power of eminent domain, either party may, by notice in writing to the other delivered on or before the day of surrendering possession to the public authority, terminate this lease; and all rent under this lease shall be computed to the date of such termination. All compensation awarded for any taking under the power of eminent domain, whether for the whole or any part of the Premises, shall be the property of the Landlord, whether such damages be awarded as compensation for diminution in the value or loss of the leasehold or for diminution in the value of or loss of the fee of the Premises or otherwise; and Tenant hereby assigns to Landlord all of Tenant's right, title, and interest in and to any and all such compensation except for moving costs.

     33. ADJUSTMENT. Notwithstanding the foregoing provisions of this Paragraph 33, if for any calendar year during the term of this Lease, should real estate taxes, insurance, utilities, maintenance and repairs, and all other ordinary and necessary expenses (excluding provisions for depreciation and/or amortization and expenditures of a capital nature) which are the obligations of the Landlord hereunder, hereafter referred to as operating expenses and which term specifically excludes any payments of principal or interest on any purchase money mortgage on the Premises, exceed Two Hundred Seventy-Five Thousand Dollars ($275,000.00), then the rent for such calendar year shall automatically be increased by such excess. Any additional rent required of Tenant pursuant to the provisions of this paragraph shall be payable within ten
(10) days of demand by landlord, which demand shall be accompanied by an accounting setting forth the computation of how such additional rent was determined.

     34. CONTINUOUS OCCUPANCY. Tenant agrees continuously throughout the term of this lease to occupy the Premises and to conduct its business therefrom during all normal business hours, except when the Premises are untenantable by reason of the occurrence of any damage thereto or the destruction thereof.

     35. BINDING AGREEMENT. All rights and liabilities herein given to or imposed upon the respective parties hereto shall extend to and bind the respective heirs, executors, Administrators, legal representatives, successors, and assigns of such parties. No rights, however, shall inure to the benefit of any assigns of Tenant unless the assignment thereof to such assignee has been


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approved by Landlord in writing if such approval is required by this lease.

     36. ESTOPPEL CERTIFICATES. Tenant, from time to time upon written request from Landlord, agrees to execute, acknowledge, and deliver to Landlord, in form reasonably satisfactory to Landlord or Landlord's mortgagee, a written statement certifying that Tenant has accepted the Premises, that this lease is unmodified and in full force and effect (or, if there have been modifications, that this lease is in full force and effect as modified, setting forth the modifications), that Landlord is not in default hereunder, the date to which the rent and other amounts payable by Tenant have been paid in advance (if any), and such additional facts as reasonably may be required by Landlord or Landlord's mortgagee. Tenant understands and agrees that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Premises and their respective successors and assigns.

     37. GOVERNING LAW. This lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

     38. MULTIPLE COUNTERPARTS. This lease may be executed in multiple counterparts, each of which shall be deemed to be an original for all purposes.

     39. DEFINITIONS. Except as otherwise expressly stated in this lease, the "term" of this lease shall include the original term and any additional term or extended term, and references to this "lease" shall include this instrument and any properly executed amendment thereof or supplement thereto.

     40. NO PERSONAL LIABILITY. Anything in this lease to the contrary notwithstanding, Tenant agrees that it will look solely to the equity, estate, and property of Landlord in the Building, and Land (subject to prior rights of the holder of any mortgage or deed of trust thereon) for the collection of any judgment requiring the payment of money by Landlord in the event of any default on the part of Landlord in the observance or performance of any of the terms, covenants, and conditions of this lease to be observed or performed by Landlord; and Tenant understands and agrees that no other assets of Landlord shall be subject to levy, execution, or other process for the satisfaction of any such judgment or for the enforcement of any rights or remedies of Tenant.

     41. SALE OR UNDERLYING LEASE. In the event of a sale or transfer of the Building and Land or any undivided interest therein, or in the event of the making by Landlord of an underlying lease of the Building and Land, the respective grantor, transferor, or landlord, as the case may be, thereafter shall be entirely relieved of all obligations to be performed by Landlord under this lease to the extent of the interest in or portion of the Building,


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

and Land so sold, transferred, or leased; and, without further agreement between any of the parties hereto and the purchaser or transferee in the event of any such sale or transfer, as the case may be, such purchaser, or transferee shall be deemed to have assumed and agreed to carry out all of the obligations of Landlord under this lease. Notwithstanding the foregoing provisions of this paragraph, the grantor, transferor, or landlord, as the case may be, referred to in this paragraph shall not be relieved of any liability to Tenant arising or occurring prior to the sale transfer, or lease referred to herein.

     42. PARAGRAPH TITLES. The titles of the various paragraphs of this lease have been inserted merely as a matter of convenience and for reference only and shall not be deemed in any manner to define, limit, or describe the scope or intent of the particular paragraphs to which they refer or to affect the meaning or construction of the language contained in the body of such paragraphs.

     43. SEVERABILITY. If any provision of this lease shall be declared legally invalid or unenforceable, then the remaining provisions of this lease nevertheless shall continue in full force and effect and shall be enforceable to the fullest extent permitted by law.

     44. TIME OF ESSENCE. Time is of the essence of this lease, and all provisions of this lease relating to the time of performance of any obligation under this lease shall be strictly construed.

     45. BROKERS. Tenant warrants that it had no dealings with any broker or agent in connection with the negotiations for or execution of this lease other than Landlord's broker, if any; and Tenant agrees to indemnify Landlord against and to hold Landlord harmless from any and all cost, expense, or liability for commissions or other compensation or charges claimed by any other broker or agent with respect to this lease.

     46. NUMBER AND GENDER. Where the context of this lease requires, singular words shall be read as if plural, plural words shall be read as if singular, and words of neuter gender shall be read as if masculine or feminine.

     47.  COMPLETION OF PREMISES.  Tenant accepts the Premises "as is".

     48.  SECURITY DEP0SIT.  No security deposit shall be required of Tenant.

     49. ENTIRE AGREEMENT. Tenant and Landlord hereby agree that this document and the Exhibits hereto which are listed below represent the entire agreement between the parties hereto with respect to the Premises and that there are no other agreements, promises, or representations, written or verbal, between the parties hereto pertaining to the Premises or the subject matter hereof. This lease may not be amended or supplemented orally but only by an agreement in writing which has been signed by the party against whom enforcement of any such amendment or supplement is sought.

     50. EXHIBITS. Exhibit "A" is attached hereto and made a part of this lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this lease on the day and year first above written.

                                                    /s/ John Joe Ricketts
                                                   ---------------------------
                                                   John Joe Ricketts


                                                    /s/ Marlene M. Ricketts
                                                    --------------------------
                                                    Marlene M. Ricketts

                                                               LANDLORD


                                                    TRANSTERRA CO., a Nebraska
                                                    corporation



                                                    By: /s/ John Joe Ricketts
                                                       ------------------------

                                                    Title: President
                                                          ---------------------
                                                                TENANT






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